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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): November 3, 2000
                                                        ----------------

                             FIRST DATA CORPORATION
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    001-11073                  47-0731996
          --------                    ---------                  ----------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)



5660 New Northside Drive, Suite 1400, Atlanta, Georgia           30328-5800
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (770) 857-0001
                                                    --------------

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On November 3, 2000, First Data Corporation, a Delaware corporation (the "Company"), entered into a Revolving Credit Agreement, dated as of November 3, 2000 (the "Credit Agreement"), among the Company, the lenders named therein, Bank One, NA, Bank of America, N.A. and Citicorp USA, Inc., as Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent. A copy of the Credit Agreement is attached hereto as Exhibit 10.1.

          On January 25, 2001, the Company issued a press release relating to the Company's earnings for fiscal year 2000. A copy of the press release is attached hereto as Exhibit 99.1.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)   Not applicable.

(c)   Exhibits.

Exhibit
Number    Description of Exhibit
------    ----------------------

10.1 Revolving Credit Agreement, dated as of November 3, 2000, among the Company, the lenders named therein, Bank One, NA, Bank of America, N.A. and Citicorp USA, Inc., as Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent.

99.1      Press Release issued by the Company on January 25, 2001.

                                      -2-
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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST DATA CORPORATION



Date: February 20, 2001                   By: Thomas A. Rossi
                                              ----------------------------
                                              Thomas A. Rossi
                                              Assistant Secretary
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                                 Exhibit Index

          The following is a list of the Exhibits filed herewith.

Exhibit
Number    Description of Exhibit
------    ----------------------

10.1 Revolving Credit Agreement, dated as of November 3, 2000, among the Company, the lenders named therein, Bank One, NA, Bank of America, N.A. and Citicorp USA, Inc., as Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent.

99.1      Press Release issued by the Company on January 25, 2001.